Exhibit 10.41

AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This AMENDMENT TO SECURITIES PURCHASE AGREEMENT (this “Agreement”), is entered into July 31, 2008 by and between Brigham Exploration Company, a Delaware corporation (the “Company”), DLJMB Funding III, Inc., a Delaware corporation (“MB”), and DLJ ESC II, LP, a Delaware limited partnership (“ESC”) (MB and ESC are sometimes collectively referred to as “Investors”), DLJ Merchant Banking Partners III, L.P. (the “Fund”), and the other parties listed on the signature page hereto (collectively, with the Investors and the Fund, the “CS Entities”).

WHEREAS, the Investors and the Company entered into that certain Securities Purchase Agreement dated November 1, 2000 (the “Securities Purchase Agreement”) pursuant to which the Investors acquired one million (1,000,000) shares of Series A Preferred Stock of the Company (“Shares”) and warrants to acquire six million, six hundred, sixty-six thousand, six hundred sixty-seven (6,666,667) shares of Common Stock of the Company (“Warrants”);

WHEREAS, in conjunction with the acquisition of the Shares and Warrants, the Company granted the Investors the right pursuant to Article VIII of the Securities Purchase Agreement to nominate one representative of the Investors appointed by MB to serve as a member of the Board of Directors of the Company for so long as the Investors or their affiliates own at least ten percent of the Shares or at least five percent of the outstanding Common Stock of the Company;

WHEREAS, pursuant to that certain Assignment Agreement dated as of December 23, 2002, among the CS Entities and the Company, MB assigned its right to appoint a director of the Company to the Fund;

WHEREAS, the Investors have determined that it is no longer necessary to retain this right to nominate a representative to the Board of Directors of the Company and have agreed with the Company to relinquish that right;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Company and the Investors hereby agree as follows:

1. Deletion of Covenant to Nominate Board Representative. In order to reflect the relinquishment by the Fund of the Board nomination right and the Company’s corresponding covenant to nominate one representative of the Investors to serve as a member of the Board of Directors of the Company, Article VIII, Board Representation of the Securities Purchase Agreement is hereby deleted in its entirety effective as of the date first above written.

2. Continuing Effect. Except as amended hereby or previously amended, the Securities Purchase Agreement shall continue in full force and effect.

3. Counterparts. This Agreement may be executed by the parties hereto in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same Agreement. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all of the parties hereto.

IN WITNESS WHEREOF, the parties have executed this Agreement or caused this Agreement to be executed by their duly authorized representatives, all as of the day and year first above written.

THE COMPANY:

BRIGHAM EXPLORATION COMPANY

By: /s/ Eugene B. Shepherd, Jr.
Name: Eugene B. Shepherd, Jr.
Title: Chief Financial Officer

INVESTORS:

DLJ MERCHANT BANKING PARTNERS III, L.P.
By: DLJ Merchant Banking III, Inc.,
       Its Managing General Partner

By: /s/ William Spiro
Name: William Spiro
Title: Vice President

DLJ MERCHANT BANKING III, INC., as Advisory General Partner on behalf of DLJ OFFSHORE PARTNERS III, C.V.

By: /s/ William Spiro
Name: William Spiro
Title: Vice President

DLJ MERCHANT BANKING III, INC., as Advisory General Partner on behalf of DLJ OFFSHORE PARTNERS III-1, C.V. and as attorney-in-fact for DLJMB III (Bermuda), L.P., as Associate General Partner of DLJ OFFSHORE PARTNERS III-1, C.V.

By: /s/ William Spiro
Name: William Spiro
Title: Vice President

DLJ MERCHANT BANKING III, INC., as Advisory General Partner on behalf of DLJ OFFSHORE PARTNERS III-2, C.V. and as attorney-in-fact for DLJMB III (Bermuda), L.P., as Associate General Partner of DLJ OFFSHORE PARTNERS III-2, C.V.

By: /s/ William Spiro
Name: William Spiro
Title: Vice President

DLJ MERCHANT BANKING III, INC., as General Partner of DLJ Merchant Banking III, L.P. and as attorney-in-fact for DLJ Merchant Banking III, L.P. as Managing Limited Partner for and on behalf of DLJ MB PARTNERSIII GmbH & Co. KG

By: /s/ William Spiro
Name: William Spiro
Title: Vice President

DLJ MB GmbH, as General Partner for and on behalf of DLJ MB PARTNERSIII GmbH & Co. KG

By: /s/ Edward Nadel
Name: Edward Nadel
Title: Director

MILLENNIUM PARTNERS II,, INC.L.P.
By: DLJ Merchant Banking III, Inc.,
       Its Managing General Partner

By: /s/ William Spiro
Name: William Spiro
Title: Vice President

MBP III PLAN INVESTORS, L.P.
By: DLJ LBO Plans Management Corporation II,
       Its General Partner

By: /s/ William Spiro
Name: William Spiro
Title: Vice President

DLJ ESC II, INC.L.P.
By: DLJ LBO Plans Management Corporation,
       Its General Partner

By: /s/ William Spiro
Name: William Spiro
Title: Vice President

DLJMB FUNDING III, INC.

By: /s/ William Spiro
Name: William Spiro
Title: Vice President

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